Flux Power Holdings, Inc

OTCQB: FLUX





“Leading the Charge” in New Battery Technology Adoption in $10B Forklift Market





The Microcap Conference
Investor Presentation
April 9,2018

www.fluxpwr.com

Safe Harbor Language

Forward Looking Statements:

This presentation contains forward-looking statements. All statements other than statements of historical fact contained in this presentation, including statements as to the Company's future results of operations and financial position, planned products and services, business strategy and plans and objectives of management for future operations, are forward-looking statements. These statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "expects," "plans," anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "aims," "predicts," "potential," "seeks," attempts," "poised" or "continues" or the negative of these terms or other similar words. These statements are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. Also, these forward-looking statements represent the Company's estimates and assumptions only as of the date of this presentation. The Company assumes no obligation to update any forward-looking statements after the date of this presentation.

This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to market size and growth and other industry data. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. The Company has not independently verified the statistical and other industry data generated by independent parties and contained in this presentation and, accordingly, it cannot guarantee their accuracy or completeness. In addition, projections, assumptions and estimates of its future performance and the future performance of the industries in which it operates are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results to differ materially from those expressed in the estimates made by independent parties and by the Company.

"Who is Flux Power Video"

Why Flux?

- Pioneering developer of lithium-ion battery solutions for industrial equipment
- Clear performance, cost, safety and environmental advantages over lead-acid
- **Dawn of lithium-ion battery use in industrial equipment is finally here**
- First mover in inevitable shift from lead-acid to lithium-ion batteries
- **Demand is accelerating**

Flux Market Engagement - Revenue



Millions
$12
$10
$8
$6
$4
$2
$0
$0.6
$0.9
$4.4
$9.8
FY '16
FY '17
FY '18 E
FY '19 E
Actual
Estimate

Our Launch Product – Now Shipping in Volume

FLUX POWER

- Battery for Class 3 forklifts --- "walkie" pallet jacks ---
  - *workhorse for materials handling*





Cable Storage Box
- Communication Port
- Circuit Breaker
- Power Inlet
Main Power Relay and Main Fuse
State of Charge Gauge (SOC)
Battery Management System Modules (BMSM)
Battery Control Module (BCM)
High Efficiency Internal Charger
Lithium-ion Cells
Weight Tray

Why Lithium-Ion Lift Packs?

FLUX POWER

- Flux LiFT Packs eliminate forklift operator **Pain Points**


Performance
Charging
Maintenance
Total Cost
Environmental Compliance
Electricity Consumption

Lead Acid Batteries	Flux Lithium-Ion "LiFT Packs"
Power & Runtime Limitations	Run Longer Shifts
Less Efficient Energy Storage	30-50% Electricity Savings
Short life span	5 Year Warranty

Scalable Technology & Design Powers Full Product Line

Launch Product Line	*Launch Mid 2018*	*Launch Mid 2018*
Class 3 Walkies	Class 2, Class 3 End Rider	Class 1 and GSE
1.84 kWh – 4.6 kWh	10.2 kWh – 31.1 kWh	7.7 kWh – 41.5 kWh

*Energy = kWh (kilowatt hours) = Work Done

Increasing Power and Price

1-Tier Pack



3-Tier Pack



2-Tier Blade



$10 Billion Addressable Market for Forklift Batteries:

FLUX POWER

- Flux poised to serve entire electric forklift market
  - Lithium penetration now under 1%

- Large customers with diverse forklift fleets want one solution provider

- Plenty of room for several market share "winners"

Forklift Type	Market Size (Units)	Average Retail Price	Market Opportunity	Launch Status
Class 3 Walkie	175,000	$4,500	$0.79B	Shipping Now
Class 3 End Rider	150,000	$11,000	$1.65B	Launch 2018
Class 2 Narrow Aisle	165,000	$21,500	$3.55B	Launch Mid 2018
Class 1 Sit-on	175,000	$22,500	$3.95B	Piloting; Mid 2018
Total			$9.94B	

- *Excludes Airport Ground Service Equipment and Other Opportunities*

Customer / Partner Testimonials


ALTA EQUIPMENT COMPANY

*"We are **excited about the partnership with Flux Power**. It really makes a difference having a team behind the product and service."*

"Overall, we love our LiFT Packs and won't go back to the old lead-acid days."

*"We tested the runtime because we were curious – and **got 4 days of use without needing to charge the pallet jack**, this gives me a comfort level."*

*"**The Flux end rider pack at our exhibit at the Pepsi Show was a huge success.** How aggressively can you move forward in filling our needs for the future?"*


AVEREST

"Our customers rave about the reliability and absence of maintenance."

Flux Has Built Strong Competitive Position

FLUX POWER

- Proprietary engineering, design and battery management system
- Strong OEM, Distributor & Customer relationships
- Industry leading unit shipments in our initial “walkie” product line

Technical Approvals

UL LISTED

CERTIFIED ISO 9001:2015 COMPANY

CROWN lift trucks

RAYMOND Above. And beyond.™

TOYOTA MATERIAL HANDLING U.S.A.

Market Segments Eager for Efficiencies


Consumer
AutoZone
TESLA
SWISHER SWEETS
Distribution
MB MARTIN BROWER
McDonald's
ARCTIC GLACIER
NALCO
An Ecolab Company
Beverages
pepsi
Budweiser
swissport
Airport Logistics
SpartanNash
unfi
Dean
MGM RESORTS INTERNATIONAL
TREASURE ISLAND Las Vegas
Hospitality
ALDI
Kroger
Market Basket
EST. 1964
Grocery
Mondelēz International
KRAFT
MONTEREY MUSHROOMS
Amy's kitchen
Food
CAT
Industrial

National Sales & Service Reach

Flux has Built Strong Distribution Across 43 States

- Regional Sales Managers
- Leading Equipment OEMs
- 10 Major Regional Battery Distributors
- Over 200 Equipment Dealers



WA
OR
ID
MT
WY
NV
UT
CO
CA
AZ
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
WI
IL
MI
IN
OH
KY
TN
AR
LA
MS
AL
GA
SC
NC
FL
WV
VA
PA
NY
VT
ME
NH
MA
CT
RI
NJ
DE
MD
DC
AK
HI
RSM
Darin Soliday
Adam Abrom
Andy Kerins
Gary Wellinger

Sales Ramp Has Started



Flux Revenue Progression & Outlook
Millions
$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
Q4'16
Q1'17
Q2'17
Q3'17
Q4'17
Q1'18
Q2'18
Q3'18
2H'18E
2018E
2019E
CL3 Walkie
Airport GSE
CL3 End Rider
Class 1
Class 2

*Long-term '**Walkie**' revenue opportunity with existing customers > $150M*

Business Drivers

Demand

- Lower Margin Industries Seek Efficiency and Lower Costs
- Class 3 deployment dialogues with 10+ major customers
- Advanced Discussions to Offer Flux Class 3 as OEM option
- Expanding Product Line to Meet Request for Larger Soluitons

Supply-side

- Assembly capacity for $1.5M in Class 3 Packs per Month
- Completed "large pack" assembly line development for GSE and Class 1 and "medium pack" assembly line for End Riders and Class 2

Gross Margin Plan


30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-7%
3%
9%
11%
14%
2...
25%
Jul 2016
Oct 2016
Jun 2017
Nov 2017
Mar 2018
Jul 2018
Dec 2018

Gross Margin Enhancement Initiatives:

- Pricing
- Next Generation Battery Management System (BMS)
- Cell Purchasing Improvements
- Design Cost Reductions
- Volume efficiencies
- Sourcing efficiencies

Gross Margins exclude warranty expense for first generation packs

Experienced Leadership



Ron Dutt: CEO, Director

Leadership at DHL, Ford Motor Company, Visa, Directed Electronics and SOLA Int'l. Led companies from early stage to >$1B rev.



Paulus Geantil: Engineering

Expert in embedded systems, electrical design, robotics, & system integration and has patents across various technologies.



Tod Kilgore: Director of Sales

Led sales organization at Samina Corporation, Accurate Solutions, Amistar Manufacturing and Marshall Industries.



Jon Berry: Director of Operations

Headed ops at Clean Air Power, converter of natural gas for trucks & heavy equip. Senior positions at Alstom Transport, PACCAR UK and Pilkington Aerospace.



Chris Anthony: Chairman

Entrepreneur and co-founder/former COO of EV pioneer, Aptera Motors and Epic Boats.



Michael Johnson: Director

CEO of Esenjay Petroleum Corp, Texas Gulf Coast oil and gas exploration for 35 years. Largest shareholder of Flux Power.



James Gevarges: Director

CEO/co-founder of LHV Power Corp, low and high voltage power supplies since 1991. Electrical engineering degree from Louisiana State University.



Sir Nigel Burney: Advisory Board

Entrepreneur & investor with global business relationships, specializing in financing microcap businesses. Law degree from Trinity College, Cambridge.



Steven Capelli: Advisory Board

25+ yrs leading & advising high tech companies to revenue & margin growth, & strategic acquisitions. Senior leadership at Sybase and Pyramid Tech.

Flux Financial Snapshot

Closing Price (4/06/18)	$0.50
52 Week Range	$0.14 – $ 0.65
Shares Out	25.1M
Market Cap	$12.6M
Borrowing on Revolving Line of Credit Convertible at $0.60*	$8.0M
Borrowing on Secured Line of Credit*	$1.8M
FY 2017 Revenue (ended 6/30/17)	$0.9M
FY 2018 Revenue Estimate ($3.0M YTD 1st 9 Mo's)	$4.0M
FY 2019 Revenue Estimate	$9.7M
Enterprise Value / FY 2019 Revenue	2.3x

**Amounts outstanding as of 3/28/18 on $10M revolving line of credit and $5M secured line of credit provided by Esenjay Investments, controlled by Michael Johnson, director and Flux's largest shareholder.*

Leader in $10B Lithium Storage Transition

FLUX POWER

LiFT Pack Commercialization is Here

- Engaged with major customers representing over 50k unit Class 3 opportunity
- Ramping production & sales – 9M Revenue +285% to $3M vs. $0.78M in FY'17

Compelling Value Proposition

- Frustration with lead acid batteries – performance and cost
- Flux offers better performance, longer life, faster charging & maintenance-free

Attractive Valuation Relative to Growth Rate

- Anticipated growth +100% each of next two years
- $12.6M Market cap + $10M debt = $22.6M EV vs. FY'19 rev's E$9.7M

Leadership and Validation

- UL Listing & OEM approvals validate performance and safety

Thank you!


95AH

LiFT Pack Finished Goods – Vista, CA Headquarters

Investor Contact:
Chris Eddy
212 924 9800
flux@catalyst-ir.com

Appendix I

LITHIUM ECOSYSTEM



Lighter & Energy Dense →
Specific Energy
300
250
200
150
100
50
Tesla
$LiNiCoAlO_2$
$LiCoO_2$
Samsung
Boeing
$LiNiMnCoO_2$
Flux Power
$LiMn_2O_4$
$LiFePO_4$
250
300
350
400
450
500
550
Thermal Runaway (Temperature)
← More Volatile
More Stable/Safe→